1 Investor Day 12.04.07 Prudential Financial, Inc. Investor Day December 4, 2007 Prudential Financial, Inc. Investor Day December 4, 2007 Exhibit 99.1

2 Investor Day December 4, 2007 Investor Day December 4, 2007 Eric Durant Senior Vice President Investor Relations Eric Durant Senior Vice President Investor Relations

Investor Day 12.04.07
Forward-Looking Statements
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U.S. Private
Securities Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,”
“intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon
Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of stock, real estate, and other financial markets; (2) interest rate fluctuations;
(3) reestimates of our reserves for future policy benefits and claims; (4) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (5) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (6) changes in our claims-paying or credit ratings; (7) investment losses and defaults;
(8) competition in our product lines and for personnel; (9) changes in tax law; (10) economic, political, currency and other risks relating to our international operations; (11) fluctuations in foreign currency exchange rates and foreign securities markets; (12) regulatory or legislative changes; (13) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (14) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (15) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (16) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (17) changes in statutory or U.S. GAAP accounting principles, practices or policies; (18) changes in assumptions for retirement expense; (19) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and continue share repurchases, and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends or distributions; and (20) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business.
Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation. _______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

Investor Day 12.04.07
Non–GAAP Measure
Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses. Adjusted operating income excludes "Realized investment gains
(losses), net," as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax profile. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values will ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the
Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the excluded items are important to an understanding of our overall results of operations. The schedules on the following three pages provide a reconciliation of adjusted operating income for the Financial Services Businesses to income from continuing operations in accordance with GAAP.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments for all periods and accumulated other comprehensive income related to pension and postretirement benefits for periods including and after 2004. An alternative measure to ROE based on adjusted operating income is return on average equity based on income from continuing operations. Return on average equity based on income from continuing operations represents income from continuing operations after-tax as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity based on income from continuing operations is 16.82% and 14.04% for the nine months ended September 30, 2007 and 2006, respectively, and 14.67%, 15.48%, 9.23%, 5.38% and 3.79% for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
Our expectations of Common Stock earnings per share and return on equity are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that will ultimately accrue to contractholders, we cannot provide a measure of our Common Stock earnings per share or return on equity expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for the year ended
December 31, 2006, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and our Current Report on Form 8-K dated October 4, 2007 on the
Investor Relations Web site at www.investor.prudential.com. Additional historical information relating to the Company’s financial performance, including its third quarter 2007
Quarterly Financial Supplement, is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December
31, 2006, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, should be considered by readers when reviewing forward-looking statements contained in this presentation.

Investor Day 12.04.07
Reconciliation between adjusted operating income
and the comparable GAAP measure
Reconciliation between adjusted operating income
and the comparable GAAP measure
Prudential Financial, Inc.
(in millions, except per share data) 2002 2003 2004 2005 2006
Financial Services Businesses:
Pre-tax adjusted operating income by division:
Insurance Division 545 $       788 $       991 $       1,227 $    1,359 $
Investment Division 238 287 351 707 1,129
International Insurance and Investments Division 757 803 994 1,416 1,566
Corporate and other operations 133 75 161 188 47
Total pre-tax adjusted operating income 1,673 1,953 2,497 3,538 4,101
Income taxes, applicable to adjusted operating income 559 638 673 1,115 1,174
Financial Services Businesses after-tax adjusted operating income
1,114 1,315 1,824
2,423
2,927
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (856) (204) 4 561 90
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - (55) (33) 35
Change in experience-rated contractholder liabilities due to asset value changes - - 1 (44) 11
Sales practices remedies and costs (20) - - - -
Divested businesses (10) (171) (24) (16) 76
Equity in earnings of operating joint ventures (7) (71) (72) (214) (322)
Total reconciling items, before income taxes (893) (446) (146) 254 (110)
Income taxes, not applicable to adjusted operating income (497) (148) (75) (473) (48)
Total reconciling items, after income taxes
(396)
(298) (71) 727 (62)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change 718 1,017 1,753 3,150 2,865
Equity in earnings of operating joint ventures, net of taxes 5 45 55 142 208
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change 723 1,062 1,808 3,292 3,073
Income (loss) from discontinued operations, net of taxes (44) (37) (76) (73) 71
Extraordinary gain on acquisition, net of taxes - - 21 - -
Cumulative effect of accounting change, net of taxes - - (79) - -
Net income of Financial Services Businesses
679 $       1,025 $    1,674 $    3,219 $    3,144 $
Earnings per share of Common Stock (diluted):
Financial Services Businesses after-tax adjusted operating income 2.00 $      2.51 $      3.59 $      4.81 $      6.06 $
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (1.48) (0.37) 0.01 1.08 0.18
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - (0.10) (0.06) 0.07
Change in experience-rated contractholder liabilities due to asset value changes - - - (0.08) 0.02
Sales practices remedies and costs (0.03) - - - -
Divested businesses (0.02) (0.31) (0.05) (0.03) 0.15
Equity in earnings of operating joint ventures (0.01) (0.13) (0.13) (0.42) (0.64)
Total reconciling items, before income taxes (1.54) (0.81) (0.27) 0.49 (0.22)
Income taxes, not applicable to adjusted operating income (0.86) (0.26) (0.14) (0.91) (0.10)
Total reconciling items, after income taxes (0.68) (0.55) (0.13) 1.40 (0.12)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change 1.32 1.96 3.46 6.21 5.94
Equity in earnings of operating joint ventures, net of taxes 0.01 0.09 0.10 0.27 0.42
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change
1.33 2.05 3.56 6.48 6.36
Income (loss) from discontinued operations, net of taxes (0.08) (0.07) (0.14) (0.14) 0.14
Extraordinary gain on acquisition, net of taxes - - 0.04 - -
Cumulative effect of accounting change, net of taxes - - (0.15) - -
Net income of Financial Services Businesses 1.25 $      1.98 $      3.31 $      6.34 $      6.50 $
Weighted average number of outstanding Common shares (diluted basis) 578.0 548.4 531.2 520.9 494.0
Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
Net income of Financial Services Businesses (above) 679 $       1,025 $    1,674 $    3,219 $    3,144 $
Net income (loss) of Closed Block Business (485) 239 582 321 284
Consolidated net income 194 $       1,264 $    2,256 $    3,540 $    3,428 $
Direct equity adjustments for earnings per share calculations 43 $         60 $         84 $         82 $         68 $
Year ended December 31,

Investor Day 12.04.07
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)
Prudential Financial, Inc.
(in millions, except per share data)
Sept 30, 2006 Sept 30, 2007
Financial Services Businesses:
Pre-tax adjusted operating income by division:
Insurance Division 1,010 $         1,255 $
Investment Division 768 1,086
International Insurance and Investments Division 1,168 1,410
Corporate and other operations 60 (4)
Total pre-tax adjusted operating income 3,006 3,747
Income taxes, applicable to adjusted operating income 861 1,104
Financial Services Businesses after-tax adjusted operating income
2,145 2,643
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (40) 63
Investment gains (losses) on trading account assets supporting insurance liabilities, net (8) 10
Change in experience-rated contractholder liabilities due to asset value changes 28 4
Sales practices remedies and costs - -
Divested businesses 58 29
Equity in earnings of operating joint ventures (223) (323)
Total reconciling items, before income taxes (185) (217)
Income taxes, not applicable to adjusted operating income (91) (90)
Total reconciling items, after income taxes (94) (127)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change 2,051 2,516
Equity in earnings of operating joint ventures, net of taxes 146 200
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change 2,197 2,716
Income (loss) from discontinued operations, net of taxes 54 4
Extraordinary gain on acquisition, net of taxes - -
Cumulative effect of accounting change, net of taxes - -
Net income of Financial Services Businesses 2,251 $         2,720 $
Earnings per share of Common Stock (diluted):
Financial Services Businesses after-tax adjusted operating income 4.41 $           5.69 $
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments (0.08) 0.13
Investment gains (losses) on trading account assets supporting insurance liabilities, net (0.02) 0.02
Change in experience-rated contractholder liabilities due to asset value changes 0.06 0.01
Sales practices remedies and costs - -
Divested businesses 0.12 0.06
Equity in earnings of operating joint ventures (0.45) (0.68)
Total reconciling items, before income taxes (0.37) (0.46)
Income taxes, not applicable to adjusted operating income (0.18) (0.19)
Total reconciling items, after income taxes (0.19) (0.27)
Income from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change
4.22 5.42
Equity in earnings of operating joint ventures, net of taxes 0.29 0.43
Income from continuing operations (after-tax) of Financial Services Businesses before extraordinary gain on acquisition and cumulative effect of accounting change 4.51 5.85
Income (loss) from discontinued operations, net of taxes 0.11 0.01
Extraordinary gain on acquisition, net of taxes - -
Cumulative effect of accounting change, net of taxes - -
Net income of Financial Services Businesses 4.62 $           5.86 $
Weighted average number of outstanding Common shares (diluted basis) 497.8 471.6
Reconciliation to Consolidated Net Income of Prudential Financial, Inc:
Net income of Financial Services Businesses (above) 2,251 $         2,720 $
Net income (loss) of Closed Block Business 140 113
Consolidated net income 2,391 $         2,833 $
Direct equity adjustments for earnings per share calculations 51 $              42 $
Nine months ended

Investor Day 12.04.07
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)
Reconciliation between adjusted operating income
and the comparable GAAP measure (continued)
Prudential Financial, Inc.
COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES
(in millions)
2002 2003 2004 2005 2006 Sept 30, 2006 Sept 30, 2007
Revenues (1):
Premiums 7,195 $    7,848 $    8,736 $    10,128 $  10,287 $  7,694 $          8,077 $
Policy charges and fee income 1,815 1,978 2,385 2,529 2,649 1,912 2,294
Net investment income 5,017 4,913 5,771 6,861 7,657 5,647 6,240
Asset management fees, commissions and other income 3,618 2,971 2,783 3,358 3,969 2,831 3,406
Total revenues 17,645 17,710 19,675 22,876 24,562 18,084 20,017
Benefits and Expenses (1):
Insurance and annuity benefits 7,662 8,158 8,897 9,990 10,423 7,818 8,104
Interest credited to policyholders' account balances 1,730 1,718 2,220 2,516 2,790 2,045 2,286
Interest expense 195 200 334 615 949 694 831
Deferral of acquisition costs (1,064) (1,270) (1,528) (1,801) (2,037) (1,492) (1,649)
Amortization of acquisition costs 739 533 766 910 670 431 643
General and administrative expenses 6,710 6,418 6,489 7,108 7,666 5,582 6,055
Total benefits and expenses 15,972 15,757 17,178 19,338 20,461 15,078 16,270
Adjusted operating income before income taxes 1,673 1,953 2,497 3,538 4,101 3,006 3,747
Reconciling items:
Realized investment gains (losses), net, and related adjustments (862) (161) 62 669 73 (70) 80
Related charges 6 (43) (58) (108) 17 30 (17)
Total realized investment gains (losses), net, and related charges and adjustments (856) (204) 4 561 90 (40) 63
Investment gains (losses) on trading account assets supporting insurance liabilities, net - - (55) (33) 35 (8) 10
Change in experience-rated contractholder liabilities due to asset value changes - - 1 (44) 11 28 4
Sales practices remedies and costs (20) - - - - - -
Divested businesses (10) (171) (24) (16) 76 58 29
Equity in earnings of operating joint ventures (7) (71) (72) (214) (322) (223) (323)
Total reconciling items, before income taxes (893) (446) (146) 254 (110) (185) (217)
Income from continuing operations before income taxes, equity inearnings of operating joint ventures, extraordinary gain on acquisition and cumulative effect of accounting change 780 1,507 2,351 3,792 3,991 2,821 3,530
Income tax expense 62 490 598 642 1,126 770 1,014
Income from continuing operations before equity in earnings of operating joint ventures,
extraordinary gain on acquisition and cumulative effect of accounting change 718 $       1,017 $    1,753 $    3,150 $    2,865 $    2,051 $          2,516 $
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures.  Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of divested businesses, and sales practices remedies and costs.
Year ended December 31, Nine months ended

8 Prudential Financial, Inc. Prudential Financial, Inc. Art Ryan CEO and Chairman Art Ryan CEO and Chairman

Investor Day 12.04.07
Where We Are Today
•
Balanced portfolio of businesses and risks
•
High ROE combined with strong capital position and
cash flow generation
•
Growth engines in international insurance and
domestic retirement and savings
•
Asset management capabilities complement product
manufacturing and generate strong earnings
•
Diversified distribution channels
•
Acquisition and integration track record

Investor Day 12.04.07
ROE Progress
(1)
16.5%
7.5%
14.3%
12.3%
10.1%
6.1%
0.0%
5.0%
10.0%
15.0%
20.0%
2002 2003 2004 2005 2006 YTDSept07
1) For the Financial Services Businesses (FSB); based on after-tax adjusted operating income and on attributed equity excluding accumulated other comprehensive income related to unrealized gains and losses on investments for all periods and accumulated other comprehensive income related to pension and postretirement benefits for periods including and after
2004; YTD September 2007 on an annualized basis.

11 Investor Day 12.04.07 $2.51 $3.59 $4.81 $6.06 $2.00 2002 2003 2004 2005 2006 Earnings Per Share Growth (1) 1) Based on after-tax adjusted operating income of the FSB

Investor Day 12.04.07
83% of Equity is Attributed to
Operating Businesses
1) As of September 30, 2007 for the FSB; excludes accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits
Total
Total
attributed
attributed
equity
equity
of
of
$22.2
$22.2
billion
billion
(1)
17%
83%
Operating Businesses
Corporate & Other

Investor Day 12.04.07
$3.7
$4.9
$6.4
$3.6
Attributed Equity of Operating Businesses
INTERNATIONAL INSURANCE
RETIREMENT & SAVINGS
DOMESTIC INSURANCE
Attributed
Attributed
equity
equity
$18.6
$18.6
billion
billion
(1)
•
Life Planner model
•
Gibraltar Life
•
Retirement
•
Individual Annuities
•
Individual Life
•
Group Insurance
INVESTMENT BUSINESSES
•
Financial Advisory
•
Asset Management
•
International Investments
1) As of September 30, 2007 for the FSB; excludes accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits

Investor Day 12.04.07
32%
25%
19%
24%
Complementary and Diversified Businesses
DOMESTIC INSURANCE
Individual Life
Group Insurance
Adjusted
Adjusted
operating
operating
income
income
$3.747
$3.747
billion
billion
(1)
(1)
)
1) Before-tax; for the FSB; for the nine months ended September 30, 2007
RETIREMENT
& SAVINGS
Retirement
Individual Annuities
INVESTMENT BUSINESSES
& CORPORATE
Financial Advisory
Asset Management
International Investments
Corporate & Other
INTERNATIONAL
INSURANCE
Life Planner model
Gibraltar Life

15 International Division International Division Mark Grier Vice Chairman Prudential Financial, Inc. Mark Grier Vice Chairman Prudential Financial, Inc.

16 Investor Day 12.04.07 International Developments • • Market Needs • Distribution • Regulation

Investor Day 12.04.07
Japanese
Life Planner
Operations
International Division
Organizational Structure
International
Division
Finance
Investment
Management
Operations
and
Technology
Human
Resources
Gibraltar
Life
Insurance
Operations
Outside Japan
International
Investments
Businesses

Mature Prudential Businesses Today

Emerging / Developing Markets for Prudential Today

Prudential Financial

Investor Day 12.04.07
International Division Today
India
Mexico
Poland
Germany
Brazil
Argentina
China
Taiwan
Korea
Italy
Life Planning
Insurance
Japan
International
Investments
Traditional
Insurance

Investor Day 12.04.07
Key Elements of Our International Strategy
•
Concentrate on a limited number of attractive
countries
•
Emphasize proprietary distribution: recruiting,
selection, needs-based selling
•
Target the affluent and mass affluent consumer
•
Focus on both life insurance and asset management
•
Grow both organically and through
opportunistic acquisitions

Investor Day 12.04.07
Our Division Goals
•
Sustainable low to mid-teen AOI growth
•
Sustainable 20% ROE’s
•
Strong free cash flow
•
Complementary group of International businesses
with short-term and long-term growth potential

Investor Day 12.04.07
Where We Are Today
•
Leadership positions in life planning
•
Gibraltar generates high ROE’s and cash flows
•
Developing asset management platforms
•
Profitability dominated by Japan and Korea
•
Acquisitions potentially additive
•
Expect to achieve our financial goals

HOKKAIDO
SAPPORO
HAKODATE
TOHOKU
SENDAI
NIIGATA
KANAZAWA
KANTO
TOKYO
YOKOHAMA
CHUBU
NAGOYA
SHIZUOKA
KYOTO
KOBE
OSAKA
KANSAI
CHUGOKU
HIROSHIMA
SHIKOKU
KOCHI
FUKUOKA
KUMAMOTO
NAGASAKI
KYUSHU
KAGOSHIMA

Investor Day 12.04.07
Japan
Room for Growth in a Leading Market
•
Japan is world’s second largest life insurance
market with a 16.4% world share (1)
•
88% of households have life insurance (2)
•
Industry’s insurance in-force has
been declining
•
Prudential’s market share is
4.1% and has been
increasing (3)
1) World Insurance in 2006, SGMA, Swiss RE
2) As of April-June 2006, according to Japanese Institute of Life Insurance
3) Based on face amount in-force as of March 31, 2007, according to Statistics of Life Insurance Business in Japan 2006

Investor Day 12.04.07
Competitive Advantage
Life Planning Insurance
• Variable compensation structure
• Rewards productivity and persistency
• Identify protection needs before
discussing products
• Protection life insurance purchased as
a solution to identified need
• Life Planner profile similar to
customer profile
• Life Planner maintains contact with client,
as trusted professional
Compensation structure
• Aligns customer/agent/company interest
Needs-based selling
• Financial planning approach
• Emphasis on protection products
Life Planners
• Very selective recruiting
• Highly trained career professionals

Investor Day 12.04.07
17%
16%
16%
51%
Yen-based
protection
products
(2)
Yen-based
savings and retirement
income products
(3)
U.S. Dollar-based
products
(4)
Prudential of Japan
In Force Annualized Premium
as of September 30, 2007
(1)
1) Includes single premium business at 10%
2) Primarily whole life and term
3) Primarily endowment
4) Whole life and retirement income
5) Cancer, medical, accident and sickness; primarily riders
Third
Sector
(5)
Life Planner Business
Emphasis on Protection Products

Investor Day 12.04.07
1997 1999 2000 2001 2002 2003
1,603
1,908
2,332
2,813
3,416
4,026
4,432
2004 2005
4,910
2006
5,316
Korea Taiwan Japan All other countries
1) At end of period
1998 1996
5,627
5,828
Life Planners
(1)
3Q2007
6,038

Investor Day 12.04.07
Growth in the Life Planner Business
1) Before-tax, GAAP exchange rate basis
Units
Life Planners Policies in force (000) Adjusted operating income
(1)
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
1998 1999 2000 2001 2002 2003 2004 2005 2006
$-
$200
$400
$600
$800
$1,000

Investor Day 12.04.07
Gibraltar Life:  “Prudentialized” Traditional
Model Japanese Life Insurance Company
•
Variable agent compensation
•
Life Planner training principles adapted to traditional
field force
•
Emphasize protection products
•
Introduce products targeted to customer base
•
Maintain and cultivate strong affinity group
relationships
•
Develop third party distribution for selected
products

Investor Day 12.04.07
Gibraltar Life:  Retirement Market Products
Complement Core Protection Portfolio
60%
1%
8%
31%
8%
1%
76%
15%
Yen-based
protection products
(2)
In-force Annualized Premium
as of September 30, 2007
(1)
New Business Annualized Premium
nine months ended September 30, 2007
(1)
Yen-based
savings and retirement
income products
(3)
U.S. dollar-based
life insurance
1) Includes single premium business at 10%
2) Primarily whole life and term
3) Primarily endowment
U.S. dollar
fixed annuities

Investor Day 12.04.07
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Jun-06 Dec-06 Jun-07
Gibraltar Life – Growing Distribution,
Maintaining High Persistency
90%
94%
13 Month Persistency Ratio
Number of Life
Advisors

Investor Day 12.04.07
Market Developments
Drive Growth Opportunities
• Lifetime relationships with clients support sales through life cycle
• Gibraltar’s association relationships: strong market access
• U.S. dollar retirement income and fixed annuity products offer attractive value proposition, favorable returns for Prudential
• Growing demand for
retirement products with
aging customer bases
• Emphasis on protection insurance targeted to income
replacement: higher income means greater need
• Japan enjoys longest post-
World War II economic
recovery (since 2002)
• Selected Gibraltar products adaptable for postal distribution
• Needs-based selling continues as competitive advantage for protection products
• Privatization of
Japanese “Kampo”
postal life insurance
• Formed major bank relationships; commenced bank distribution of selected products
• Transferred approximately 70 Life Planners to Gibraltar, to contribute to bank channel expansion
(1)
• Japan regulation changes
support bancassurance
sales growth;
alliances emerging
Prudential Positioning Development
Emerging/Developing Markets Complement Long Term Prospects
1) Through September 30, 2007

International Division
International Division
John Hanrahan
Chief Financial Officer
International Insurance and Investments
John Hanrahan
Chief Financial Officer
International Insurance and Investments

Investor Day 12.04.07
Prudential International Insurance
Sustainable Financial Performance
• High ROE products generate substantial
excess capital
• Capital management opportunities enhance
overall returns
• Duration lengthening supported by long-term
nature of liabilities contributes to returns
• U.S. dollar investing: natural hedge for
Prudential, enhanced portfolio returns
• Strong persistency drives revenue growth
• Margins earned throughout in-force period
• Business growth increases scale benefits
• Favorable mortality margins drive strong
returns
Investment Portfolio Strategies
Capital Management
Needs-Based Selling
Emphasis on Protection Products

Investor Day 12.04.07
93% 93%
93%
93%
93%
93%
93%
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
2001 2002 2003 2004 2005 2006 3Q2007
0%
20%
40%
60%
80%
100%
# of Life Planners 13 Month Persistency
Disciplined Life Planner Growth
Continued Strong Persistency
Number of Number of
Life Planners Life Planners
13 Month
Persistency Ratio

Investor Day 12.04.07
Life Planner Business
Established Sales Force and Excellent
Persistency Drive Baseline Growth
Illustration assuming current policy persistency and Life Planner productivity, and
No Life Planner count increase
5% annual Life Planner count increase
10% annual Life Planner count increase
(Not a forecast)
Years
4,000
5,000
6,000
7,000
8,000
9,000
0 1 2 3 4 5
Revenues
($ millions)

Investor Day 12.04.07
Prudential International Insurance
Capital Management Opportunities
•
Inter-company reinsurance arrangements
•
Inter-company loans
•
Dividends
•
Gibraltar subordinated debt repayment
•
Acquisition and expansion funding
•
Purchase of parent company debt

Investor Day 12.04.07
$0
$1,000
$2,000
$3,000
$4,000
$5,000
Prudential International Insurance
Capital Redeployment
$-
$500
$1,000
$1,500
2002 2003 2004 2005 2006
$millions
Cumulative 2002 – 9/30/07
504
419
551
273
669
541
897
151
1,016
414
4,478
2,760
After-Tax Adjusted Operating Income
Capital Redeployment

Investor Day 12.04.07
International Division Financial Performance
1) Based on annualized after-tax adjusted operating income
$ 736 $  930 $   808 Life Planner businesses
$ 1,410 $1,566 $1,416
International Division
219 143 106 International Investments
1,191
455
Nine months
ended
September
30, 2007
$1,423
493
2006 2005
($millions)
$1,310
International Insurance
502 Gibraltar Life
Adjusted operating income
before tax:
Year ended
December 31,
23.2% ROE
(1)

Prudential’s U. S. Businesses
Growing and Protecting Wealth
in the Domestic Market
Prudential’s U. S. Businesses
Growing and Protecting Wealth
in the Domestic Market
John Strangfeld
Vice Chairman
Prudential Financial, Inc.
John Strangfeld
Vice Chairman
Prudential Financial, Inc.

Investor Day 12.04.07
2002 AOI
$783 million
(2)
1) Insurance and Investment Divisions of Financial Services Businesses
2) Before income taxes
2002 – 2006 U.S. Business Mix
(1)
2006 AOI
$2,488 million
(2)
Individual Annuities      –5%
Financial Advisory        –11%
Individual
Life
55%
Group Insurance
20%
Retirement
18%
Individual
Life
22%
Retirement
20%
Asset Management
23%
9%
Asset Management
24%
Individual Annuities
24%
Financial Advisory
1%
Group Insurance

Retirement
Individual Annuities
Asset Management
Financial Advisory
Individual Life
Group Insurance

Prudential Financial

Investor Day 12.04.07
Domestic Business Portfolio
(1)
Growing Wealth
2006 AOI $1,715 million
(2)
Protecting Wealth
2006 AOI $773 million
(2)
68%
32%
AOI
AOI
Contribution
Contribution
Favorable Growth
Prospects
Earnings/Cash Flow
Contributors
1) Insurance and Investment Divisions of Financial Services Businesses
2) Before income taxes

Investor Day 12.04.07
Financial Advisory
•
Combination of Private Client Group with Wachovia
July 1, 2003
•
62% Wachovia, 38% Prudential
•
Combined business created one of the top 5
brokerage firms in the U.S. (1)
•
Segment operating results represent 19.4% ROE (2)
•
Wachovia acquires A.G. Edwards in 2007;
Prudential exercised “look-back” option
1) Based on client assets of $532.1 billion as of March 31, 2003
2) Based on annualized after-tax adjusted operating income contribution for  the nine months ended
September 30, 2007

Investor Day 12.04.07
Wachovia JV Look-Back Option
Significant Upside Opportunities, Strong Downside Protection
•
Prudential’s ownership is diluted during two-year
look-back period while business integration
proceeds
•
After two years, Prudential can:
–
Restore ownership up to 38% level, at today’s price; or
–
Retain diluted investment stake going forward ; or
–
Put ownership position to Wachovia at today’s price
•
Prudential will retain its option to put its investment
at fair market value commencing on July 1, 2008

Investor Day 12.04.07
Domestic Protection Businesses
•
Maintain market position:
#2 in Group Life (1)
•
Focus on returns: case
selection; appropriate
pricing
•
Generate strong cash
flows
•
Optional life purchases
contribute to growth
prospects
Group
Insurance
•
Focus on returns through
capital management, cost-
effective distribution
•
Expanded third party
distribution is growth
opportunity
•
Deliver stable earnings
and strong cash flows
•
Mature, low-growth
industry
•
Overcapacity
•
Commodity products
Individual
Life
Prudential Strategies Protection Marketplace
1) Based on A.M. Best ranking of statutory premiums for the year ended December 31, 2006

Investor Day 12.04.07
Individual Life ROE
1) In millions
2) Average attributed equity for the period; in billions
3) Based on annualized after-tax adjusted operating income giving effect to the direct equity adjustment
4) For the three years ended December 31, 2006
22.1 % Return on equity
(3)
$ 2.3    Equity
(2)
$ 489    Pre-tax adjusted operating income
(1)
Nine months
ended
September 30,
2007
Three-year
average
ROE
(4)
16.1%

Investor Day 12.04.07
Individual Life Sales
1) Scheduled premiums from new sales on an annualized basis and first year excess premiums and deposits on a cash-received basis, excluding COLI
Sales by distribution channel
(1)
$320
$341
$391
$419
$430
$287
$372
Nine
Months
ended
9/30/06
Nine
Months
ended
9/30/07
2006 2005 2004 2003 2002
$0
$100
$200
$300
$400
$500
Prudential Agents
Third Party

Investor Day 12.04.07
Group Insurance
•
Primarily group life business
•
Controlled growth – focus on margins
•
High persistency of quality business
•
Voluntary life opportunity
•
Return on equity of 16.6% (1)
1) Based on annualized after-tax adjusted operating income for the nine months ended September 30, 2007

Investor Day 12.04.07
U.S. Retirement Market
Prudential’s Key Domestic Growth Opportunity
$23 Trillion Market
(1)
Personal
Savings
$13.5T
Employer
Controlled
(DB)
$6.4T
Employer
Sponsored
(DC)
$3.3T
Prudential
Investment
Management
•
$430 billion AUM
(2)
• Top 10 DB Asset
manager
(3)
Prudential
Retirement
•
$157 billion account
values
(2)
Prudential
Annuities
•
$85 billion account
values
(2)
1)
As of December 31, 2006 according to the Flow of Fund Accounts of the United States (September 2007), the
Investment Company Institute, and internal calculations
2) As of September 30, 2007
3) As of December 31, 2006 according to Pensions & Investments (May 2007)

Investor Day 12.04.07
Retirement Market Trends Drive
Prudential’s Growth Opportunities
• Platforms, scale, business integration skills
support attractive acquisitions
• Industry consolidation continues
• Asset management, risk management, and
product skills support development of
innovative solutions
• Legislation and accounting changes
encourage employers to transfer pension
risk
• A leader in Total Retirement Services • Employers seek to outsource retirement benefit programs
• Implementing “auto-pilot” features and lifetime
income products
• Efforts to make DC plans more like DB
plans
• Unique standing: Market leading annuity and full
service retirement provider
• Risk management, product design skills and
innovation culture support development of
income products and features
• Individuals increasingly responsible for
their own retirement security
• Aging baby boomers need to convert
assets into income but want continued
control, flexibility, upside potential
Prudential Positioning Market Dynamic

Investor Day 12.04.07
Retirement and Annuities
A Leading Provider in a Growing Market
$0
$50
$100
$150
$200
$250
$300
Retirement Annuities
12/31/02 12/31/03 12/31/04 12/31/05 12/31/06
1) Includes acquired businesses from dates of acquisitions
$226
$191
$183
$120
$82
9/30/2007
$242

Investor Day 12.04.07
Prudential Retirement
Emphasis on Full Service Retirement
1) Includes business acquired from CIGNA from April 1, 2004 acquisition date
$157
$143
$148
$136
$132
$72
$0
$25
$50
$75
$100
$125
$150
$175
12/31/03 12/31/04 12/31/05 12/31/06 09/30/06 09/30/07
Institutional Investment Products Full Service

Investor Day 12.04.07
Full Service Retirement
Asset Flows
-$2,000
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
Deposits and Sales
Net Flows
1) For the nine months ended September 30, 2007
97% plan
persistency
(1)
2004 2005
2006
Nine months
ended 9/30/06
Nine months
ended 9/30/07

Investor Day 12.04.07
Emphasis on Mid/Large Case and
Tax Exempt Markets
938,000 1,589,000
Participants
(2)
$ 35,300 $ 67,100
Account Values
(1) (2)
Specialized consultants - Fee based consultants
- Commission based advisors
- Third party administrators
- Direct
Distribution
Channels
Primary Products
Tax Exempt Market Corporate Markets
- DC plans
- DB plans
- Total Retirement Services
- Non-qualified plans
- Investment only products
1) In millions
2) As of September 30, 2007; excludes $3.2 billion retail account values for approximately 54,400 participants
Emphasis on
mid/large
case market

Investor Day 12.04.07
A Leader In Total Retirement Services
• Recordkeeping
• Participant communications
• Actuarial services
• Compliance
• Investment products and services
DC
Plan
DC
Plan
Non-
qualified
Plan
Non-
qualified
Plan
Integrated Solution for Plan Sponsors
1) As of September 30, 2007
TRS Account Values: $39 billion
(1)
DB
Plan
DB
Plan

Investor Day 12.04.07
Retirement Solutions
Lifetime Relationship Opportunities
• Variable annuities
feature professional
asset allocation
• Guaranteed minimum
accumulation and
death benefits
• DC plan investment
options; Lifecycle
funds; “Goal Maker”
asset allocation
• Stable value products
offer principal
guarantee
Age
20 yrs       30 yrs        40 yrs       50 yrs        60 yrs    65+
Accumulation Income
Prudential
Annuities
Prudential
Retirement
•
Lifetime Five
•
Spousal
Lifetime Five
•
HD Lifetime Five
•
Income Flex
•
Rollover platform

Investor Day 12.04.07
43%
21%
11%
5%
20%
27%
27%
21%
11%
14%
AUM by Asset Type AUM by Client Type
Equity
Real
Estate
Institutional
Customers
General
account
Retail
customers
CB
Total AUM $637 billion (1) (1)
1) As of September 30, 2007
International
Fixed Income
Non-
proprietary
insurance,
annuity &
other
Non-
proprietary
insurance,
annuity &
other
International
Assets Under Management
Significant Scale and Breadth

Pre-Tax Adjusted Operating Income
($ Millions)
33.5% CAGR

Prudential Financial

Investor Day 12.04.07
0
500
1,000
1,500
2,000
2,500
3,000
2002 2003 2004 2005 2006 Nine
Months
ended
9/30/06
Nine
Months
ended
9/30/07
Domestic Businesses: Financial
Performance
(1)
1) Insurance and Investment Divisions of Financial Services Businesses
2) Based on after-tax adjusted operating income giving effect to the direct equity adjustment;
annualized for interim periods
$1,075
$783
$1,342
$1,934
$2,488
$1,778
$2,341
Growing wealth: Individual Annuities, Retirement, Asset Management, Financial Advisory
Protecting wealth: Individual Life, Group Insurance
ROE
(2)
7.4%      8.6%        9.8%        12.5%       15.5%             15.0%      18.1%

57 Asset Management Asset Management Bernard Winograd President Prudential Investment Management Bernard Winograd President Prudential Investment Management

Investor Day 12.04.07
Asset Management
Commercial Business and Competitive Advantage
Robust institutional business enhances capabilities, attracts talented managers
Market leading capabilities: private placement fixed income, commercial mortgages and real estate
Prominent manager in pension market
Low capital requirements: high ROE opportunity; strong available cash flows
A Business, Not a “Department”
A Source of Competitive Advantage Throughout The Firm
Seasoned skills in multiple asset classes: risk diversification, enhanced returns
Differentiated capabilities drive superior value proposition for stable value retirement products

Investor Day 12.04.07
Prudential Investment Management
Competitive Advantages
Scale
Brand and
Reputation
Experience and
Track Record
Breadth and
Depth of
Capabilities
Access to Capital
and Co-investing
Institutional Clients
•
$135 billion third
party institutional
AUM
(1)
•
16% AUM CAGR
(2002 – 2006)
Manager Continuity
•
163 portfolio
managers
(1)
•
Average tenure
14 years
1) As of September 30, 2007; AUM excludes affiliated institutional assets under management

Investor Day 12.04.07
Prudential Investment Management
Business Overview
$   59 Quantitative Equity
Quantitative Management
Associates
$   85 Fundamental Equity Jennison Associates
(2)
$   29 Real Estate Equity Prudential Real Estate Investors
$   29
$   42
$ 186
AUM
(1)
Real Estate Debt
Prudential Mortgage Capital
Company
Private Fixed Income Prudential Capital Group
Public Fixed Income   Prudential Fixed Income
Investment Discipline Investment Manager
1) As of September 30, 2007; in billions
2) AUM includes $18.5 billion public fixed income securities managed by Jennison Associates

Investor Day 12.04.07
Public
Equity
30%
Public
Fixed
Income
47%
9%
Private
Fixed
Income
7%
Commercial
Mortgages
7%
Real
Estate
Assets Under Management
$430 Billion
(1)
Public
Equity
(3)
19%
Public
Fixed
Income
20%
Private
Fixed
Income 8%
Commercial
Mortgages
15%
Asset Management Revenue
$1.6 Billion
(2)
Real
Estate
38%
1) As of September 30, 2007
2) For the year ended December 31, 2006; excludes mutual fund distribution revenues
3) Includes revenue from management of public fixed income securities by Jennison Associates
Fixed
Income
Broad Asset Class Capabilities

Investor Day 12.04.07
Public Fixed Income
$186 Billion AUM
(1)
1) As of September 30, 2007; excludes public fixed income securities managed by Jennison Associates
Retail
11%
General
Account
57%
•
Comprehensive product line offers
traditional and alternative strategies
•
Corporates, Governments, Structured
Products, Mortgages, Emerging
Markets, Money Markets
•
Proprietary models for risk analysis
and management
•
Managing Asset-Backed Securities
since 1991
•
Internal collateral evaluation and rating
assignments
Breadth of Capabilities Serves
General Account and Third Parties
Institutional
32%

Investor Day 12.04.07
Private Fixed Income
$42 Billion AUM
(1)
1) As of September 30, 2007
Private Placement Debt Market
•
Often well-suited to fund
insurance liability cash flows
•
Terms and covenants offer
investors protection from
“event risks”
•
Attractive long-term capital
source for middle
market companies
•
Higher credit spreads or
coupons relative to like-quality
public securities
Prudential Positioning
•
Prudential general account is
preferred customer
•
Not a “price taker” – direct
access to issuers allows
negotiation of terms
and covenants
•
“Reliable partner”: proprietary
direct origination network built
on relationships
•
Over 60 years experience;
over 1,000 issuers
(1)

Investor Day 12.04.07
1) In billions
2) Source: SourceMedia – Private Placement Letter (September 24, 2007)
Market Leader in
Private Placement Debt
Originations
(1)
Portfolio – 12/31/06
(1) (2)
1. Prudential $ 38.9
2. MetLife 30.8
3. NY Life  23.1
4. Principal Global    17.6
5. Sun Life 17.1
$5.3
$6.6
$6.9
$7.3
2004 2005 2006 YTD 3Q2007
General Account Non-Affiliates

Investor Day 12.04.07
Non-Affiliates
General Account
$8.0
$9.4
$11.0
2004 2005
Originations
(2)
2006
Commercial Mortgages
$29 Billion AUM
(1)
1) As of September 30, 2007
2) In billions
$10.8
YTD 3Q2007

Investor Day 12.04.07
Global real estate investment manager, 18 offices worldwide
(1)
;
serving institutional investors since 1970
Approximately 190 investment professionals and 430 institutional clients
(1)
Prudential Real Estate Investors
$29 Billion AUM
(1)
1) As of September 30, 2007
Intermediary
between
pension funds
and developers
Opportunities
for upside
participation
Benefits from
strong recent
market
conditions
Chicago
Parsippany
Atlanta
San Francisco
London
Singapore
Rio de Janeiro
Amsterdam
Munich
Zurich
Milan
Madrid
Lisbon
Paris
Mexico City
Budapest
Luxembourg
Hong Kong

JENNISON ASSOCIATES	QUANTITATIVE MANAGEMENT ASSOCIATES

Prudential Financial

Investor Day 12.04.07
Public Equity
Two Distinct Approaches
•
Approximately 150
Institutional clients
(1)
•
Approximately 150
Institutional clients
(1)
•
Decades of experience
•
Established 1969; acquired 1984
•
Quantitative equity
management
•
Fundamental equity
management
•
$59 billion AUM
(1)
•
$85 billion AUM
(1) (2)
1) As of September 30, 2007
2) Includes $18.5 billion public fixed income securities

Investor Day 12.04.07
74%
54%
88%
93%
88%
95%
1 Year 3 Year 5 Year
AUM = $170 Billion
(1)
September 2006 September 2007
1) As of September 30, 2007
Percentage of Third Party AUM
At or Exceeding Benchmark

Investor Day 12.04.07
$6.8
$11.6
$0.9
$3.9
$5.4
$4.3
$1.4
$11.1
$2.3
$1.8
$6.7
$10.8
$1.8
($0.6)
$3.1
($0.7)
Equity Fixed Income Real Estate
Total
2004 2005 2006 YTD3Q2007
Third Party Institutional Flows are the Best
Indicator of Competitiveness
Percent of Beginning of Period Assets
(2)
13% 10% 4%
13% 9% 10% 7% 10% 13%
12% 9% 8%
-1%
4% -3%
1%
Institutional Net Flows ($Billions)
(1)
1) Excludes money market funds and the effects of certain nonrecurring transfer and disposition events.
Includes assets transferred from the Retirement segment.
2) Third party institutional net flows as a percentage of total institutional assets under management.

70 Investor Day 12.04.07 Prudential Investment Management $288 $304 $338 $367 $403 $430 Proprietary Assets Under Management 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 9/30/07 $ in Billions

Investor Day 12.04.07
$0
$500
$1,000
$1,500
$2,000
$2,500
2003 2004 2005 2006 9 mos 2006 9 mos 2007
$ in Millions
Asset Management
Fees
Asset Management Revenues
Service,
Distribution
and Other
Revenue
Incentive,
Transaction,
Principal Investing
and Capital Markets
Revenue
$1,360
$1,464
$1,696
$2,050
$1,692
$1,414

Investor Day 12.04.07
7%
    17%
5%
42%
5%
24%
Year Ended 12/31/06
$593 Million
(1)
Equity
Public
Fixed
Income
Prudential
Capital Group
Prudential
Mortgage
Capital
Company
Prudential
Real Estate
Investors
Nine Months Ended 9/30/07
$493 Million
(1)
Prudential
Investments
(2)
Asset Management
Adjusted Operating Income by Business
1) Before income taxes
2) Mutual fund distribution
15%
    13%
6%
45%
4%
17%
Equity
Prudential
Capital Group
Prudential
Mortgage
Capital
Company
Prudential
Real Estate
Investors
Prudential
Investments
(2)
Public
Fixed
Income

Investor Day 12.04.07
36% 33% 27%
Return on equity
(5)
1.3 1.3 1.2
Attributed equity
(1) (4)
493
$ 430.2
Nine months
ended
September
30, 2007
593
$ 403.4
2006 2005
464
Pre-tax adjusted
operating income
(3)
$ 367.4
Assets under management
(1) (2)
1) In billions
2) At end of period
3) In millions
4) Average attributed equity for period
5) Based on after-tax adjusted operating income; annualized for interim period
Asset Management
Financial Performance

74 Individual Annuities Individual Annuities David Odenath President Prudential Annuities David Odenath President Prudential Annuities

Investor Day 12.04.07
Variable Annuity Market Trends
•
Retirement income solutions drive sales
•
Continued customer interest in downside protection
•
Increased customer focus on locking in gains
•
Industry consolidation likely to increase as
manufacturers require greater scale to compete

Investor Day 12.04.07
Prudential Annuities: Competitive Advantages
in a Retirement-Focused Market
•
Proven product innovation capabilities
•
Sophisticated risk management and hedging
•
Scale
•
Strong branding
•
Broad, multi-channel distribution capabilities
•
Acquisition integration expertise

Investor Day 12.04.07
1) Source: VARDS 2Q07; Advisor-sold market excludes group/retirement plan contracts
Prudential Annuities is ranked #4 in advisor-sold VA account values
(1)
($ billions)
#4
#4
111.9
95.9
85.1
76.2
72.0
52.0
51.5
50.8
48.5
46.0
Top 10 Variable Annuity Company
Account Values
Hartford
Met Life
AXA Equitable
Prudential
Lincoln National
John Hancock
Ameriprise Financial
Pacific Life
ING
Nationwide

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Prudential Financial

Investor Day 12.04.07
Prudential Annuities
Innovation Team
•
Innovation: a
proven strength
•
Informal weekly
meetings, an
11-year tradition
•
Spirited discussion:
leave your title at
the door; have an
open mind; be
a subject
matter expert
•
Listen to
the marketplace
•
Lifetime Five
•
Spousal
Lifetime Five
•
HD Lifetime Five
•
More to come…
Attractive value
propositions for
retirement-focused
customers
© 2007 Annuity Market News and SourceMedia, Inc.  All rights reserved.

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Prudential Financial

Investor Day 12.04.07
Awarded “Best Living Benefits” by Boomer Market Advisor
Magazine for Third Consecutive Year
•
“HD Lifetime Five…the living benefit that best addresses the income and longevity issues clients face.”
2006
2006
2007
2007
2005
2005
Market-Leading Retirement Solutions

Investor Day 12.04.07
Active Management of Product Risks
•
•
Innovative product design minimizes
product/benefit risk while meeting
customers’ needs
•
Strategic risk retention
– Retain risks we are best suited to carry
– Actively hedge risks where appropriate
•
Strong governance structure provides constant
monitoring and oversight

Investor Day 12.04.07
Lower Risk Profile in Newest Benefits
Reduces equity risk in
severe market
conditions
Effectively self hedges
much of the equity risk
Systematically takes
money “off the table”
as market declines,
preserving
account value
Daily Rebalancing by
Individual Contract
(“GRO”; HD-Lifetime
Five)
Reduces concentration
risk
Access to
professionally
managed, diversified
investment options
Required Asset
Allocation Portfolios
Reduces longevity risk Reduces cost of
benefit
Minimum Age
Requirement
Benefit to
Benefit to
Prudential
Prudential
Benefit to
Benefit to
Policyholder
Policyholder
Feature
Feature
•
Attractive Value Proposition
Attractive Value Proposition
•
•
Minimizes Risk to Prudential
Minimizes Risk to Prudential
Living Benefit
Living Benefit
Product Design
Product Design

Investor Day 12.04.07
Excludes GMIB as election rate is de-minimus
Risk Profile of HD-5 Compared to Lifetime Five
• HD-5 has lower overall risk profile due to reduced tail exposure
• Less hedge rebalancing required during volatile markets
• Interest rate exposure more efficient to hedge – lower basis risk, better liquidity
Self Hedged
GRO
HD-5
Hedged
LT5
SLT5
GMWB
Allstate
GMAB
Living Benefit Election Rates
New Living Benefits Feature Self-Hedging
0%
10%
20%
30%
40%
50%
60%
70%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
Hedged Self Hedge Self Hedge Trend

Investor Day 12.04.07
$5
$10
$15
$20
$25
$30
$35
$40
4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07
HD5 - 26% election rate
(1)
$2.6
Equity
Risk Self
Hedged
$16.0
Fully
Hedged
LT5, GMWB, and GMAB - 40% election rate
(1)
$10.1
Equity
and Int
Rate Risk
Self Hedged
“GRO” - 15% election rate
(1)
$7.3
Retain
Risk
GMIB
(2)
Account Values ($ billions)
Living Benefit Risk Management
1) For the nine months ended September 30, 2007
2) Includes Prudential and Allstate business; no significant recent sales
$0

Investor Day 12.04.07
Broad Multi-Channel Distribution Capabilities
203
358
607
$1,673
3Q:07
Sales
(1)
226
257
466
$1,407
3Q:06
Sales
(1)
• Increase distribution through
Allstate and Prudential bank
relationships
• Pursue new relationships on
opportunistic basis
7% Banks
• Expand distribution through
Allstate and current
relationships
13% Wirehouses
• Continued focus on captive
sales to maintain momentum
• Ongoing focus on expanding
distribution in Allstate
channel
21%
Insurance
Agents
• Maintain leadership position
• Enhance distribution through
existing relationships
59%
Independent
Financial
Planners
Strategy
Percentage
of 3Q:07
Sales
Channel
1) In millions; all annuity products (variable and fixed)

Investor Day 12.04.07
Products and Distribution Drive Sales Growth
0
2
4
6
8
10
12
2002 2003 2004 2005 2006 2006 2007
Year ended
December 31
(1)
Nine months ended
September 30
(1)
1) Includes American Skandia from May 1, 2003 acquisition date and Allstate variable annuity business from
June 1, 2006 acquisition date
2) All annuity products (variable and fixed)
Allstate Distribution
$4.7
$2.0
$6.3
$7.5
$9.7
$7.0
$8.7

Investor Day 12.04.07
Sustained Account Value Growth
1) As of end of period; all annuity products (variable and fixed)
$-
$10
$20
$30
$40
$50
$60
$70
$80
$90
2003 2004 2005 2006 Sep-07
Allstate
$47.5
$51.3
$54.8
$78.3
$84.7

Investor Day 12.04.07
Allstate Variable Annuity Business
Integration on Track
Major Project Milestones
2006 2007
September February
Closed Allstate
transaction
June 1 August
Transition Service Agreement Period with Allstate Transition Service Agreement Period with Allstate
July
Launched
Prudential
products in
Allstate
proprietary
channel
Launched
Prudential
products in
Morgan Stanley
Launched
Allstate-branded,
Prudential-
designed product
in Bank Channel
2008
May
Launched
Prudential
products in A.G.
Edwards
Se2 selected to
integrate Allstate
book and provide
processing
support
Prudential to
assume
responsibility for
administration of
Allstate’s book of
business
January

Investor Day 12.04.07
3,546 3,748 3,991
Fixed annuities
18.2% 18.2% 17.9%
Return on equity
(5)
$ 2.8 $2.3 $1.9
Attributed equity
(4)
549
84,719
$ 81,173
Nine months
ended
September
30, 2007
586
78,303
$ 74,555
2006 2005
505
Pre-tax adjusted
operating income
(3)
54,769
Total
$ 50,778
Account Values
(2)
Variable annuities
1) Includes results of Allstate variable annuity business from June 1, 2006 acquisition date
2) In millions; at end of period
3) In millions
4) In billions; average attributed equity for period
5) Based on after-tax adjusted operating income; annualized for interim period
Individual Annuities Financial Performance
(1)

89 Financial Position and Outlook Financial Position and Outlook Rich Carbone Chief Financial Officer Rich Carbone Chief Financial Officer

Investor Day 12.04.07
Financial Review and Outlook
•
Strong capital position; significant financial
flexibility
•
Disciplined investment portfolio risk selection
and management
•
Financial outlook for 2008

Investor Day 12.04.07
“Available Capital” Capacity $7 - $8 Billion
(1)
Over
$2.5 bn
$7 –
$8 bn
1) As of September 30, 2007
2) Attributed equity of Financial Services Businesses, excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits
Outstanding
Capital
Required
Capital
“On Balance
Sheet”
Excess
Capital
Unused
Capacity:
Capital Debt,
Hybrid Equity
Securities
Available
Capital
Capacity
$26 bn
$4 bn
Capital
Debt
$22 bn
Equity
(2)
$22 bn
Equity
(2)
$23 bn
$23 bn
$5 bn
Targeted Structure:
70% Equity,
30% Capital Debt and
Hybrid Securities

Investor Day 12.04.07
Insurance Operations are Overcapitalized
“AA”
Ratings
Target
350
“AA”
Ratings
Target
700 - 800
Risk-Based Capital
(1)
Solvency Margins
(2)
Prudential
Insurance
Gibraltar
Life
Prudential
of Japan
1) Based on U.S. statutory accounting
2) Based on Japanese statutory accounting

Available Capital
($ billions)

Prudential Financial

Investor Day 12.04.07
“Available Capital” Capacity       Financial Flexibility
1) Assuming a capital structure of 70% common equity, 30% capital debt and hybrids
International
Insurance
excess capital
Hybrid security
and debt
issuance capacity
(1)
Corporate &
other excess
capital
Available for
share
repurchases
Potentially
available for
attractive
transactions
September 30, 2007
Potential value of
Wachovia JV “put”
$7+

Investor Day 12.04.07
Strong and Sustainable Ongoing
Capital Generation
•
Focus on high ROE businesses with
favorable growth prospects
•
Mature businesses: favorable returns,
modest capital needs, strong cash flows

Investor Day 12.04.07
Diverse Sources of Cash Flow
Domestic
Insurance
Companies
Domestic
Insurance
Companies
Asset
Management
Operations
Asset
Management
Operations
Wachovia
Joint
Venture
Wachovia
Joint
Venture
2006 Dividends
& Returns of
Capital $3.2
billion
International
Operations
International
Operations

Investor Day 12.04.07
Capital Returned to Shareholders
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2002 2003 2004 2005 2006 9 Mos
ended
9/30/06
9 Mos
ended
9/30/07
Dividends Share Repurchases
$1,026
$1,270
$1,831
$2,483
$2,953
$ millions
$1,873
$2,250
$3.5 billion
annual share repurchase
authorization,
effective 2008

Investor Day 12.04.07
Book Value per Share of Common Stock
(1)
01/01/02 01/01/03 01/01/04 01/01/05 01/01/06 01/01/07
12/31/02 12/31/03 12/31/04 12/31/05 12/31/06
9/30/07
$32.80
$34.10
$37.10
$40.37
$44.38
1) Excluding accumulated other comprehensive income related to unrealized gains and losses on investments for all periods and accumulated other comprehensive income related to pension and postretirement benefits for periods including and after 2004
$48.15

Investor Day 12.04.07
Disciplined Investment Portfolio Management
Leverages Proven Investment Expertise
•
Asset Management is a key Prudential business
•
Asset selection reflects liability characteristics
•
Broad capabilities support risk diversification:
– Asset class
– Sector
– Issuer
•
Well-managed exposure to “risk” assets

Investor Day 12.04.07
Asset Selection
Focus on Liability Characteristics
Public fixed
maturities
Long-term Japanese
government bonds;
equities support
“tail”
Private placement
bonds, commercial
mortgages
Representative
Asset Types
Long duration,
variable crediting
rates; floor
guarantees
Domestic Universal Life
Extremely long
duration (30 years +);
fixed rate guarantees
Japanese Life Planner
Protection Products
Predictable
withdrawals, crediting
rates experience-
based
Retirement –
Full Service Stable Value
Liability
Characteristics Products

Investor Day 12.04.07
9%
12%
13%
58%
Asset Selection
Skill Sets Support Risk Diversification
1) As of September 30, 2007 at balance sheet carrying amount; excludes invested assets of securities brokerage, securities trading, banking and asset management operations, and real estate and relocation services
2) Trading account assets supporting insurance liabilities (investment results ultimately accrue to contract-holders)
FSB Fixed Maturities
$114.8 billion (1)
US Government
3%
Foreign
Government
24%
Other Asset-
Backed
12%
Commercial
Mortgage-
Backed
7%
Residential MBS
Agency
passthroughs
7%
Corporate
47%
FSB General Account
$161.1 billion (1)
Public
Private
Commercial Loans
“TAASIL”
(2)
Fixed
Maturities
Equities 3%
Other long-term 2%
Policy loans,
Short-term, other 3%

Investor Day 12.04.07
Asset Selection
Focus on Quality
1) In billions; at fair value. Excludes invested assets of securities brokerage, securities trading, banking and asset management operations, and real estate and relocation services
FSB Fixed Maturity Portfolio
(1)
$81.9
$87.4
$104.7
$107.9
$114.6
$114.7
6.2
6.2
6.2
6.2
5.9
5.9 6.2
6.2
7.4
7.4
7.5
7.5
Investment
grade
Non-investment
grade
12/31/02
12/31/03 12/31/04
12/31/05 12/31/06 9/30/07

Investor Day 12.04.07
$855
$48
$288
$129
$100
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2002 2003 2004 2005 2006
1) Other than temporary impairments and credit-related losses on sales of securities included in realized investment gains and losses of  the Financial Services Businesses
Fixed Maturities
Impairments and Credit-Related Losses
(1)

Investor Day 12.04.07
AAA
AA
A
BBB
Sub-Prime Mortgage Exposure
Risk-Based Selection
1) Financial Services Businesses, as of September 30, 2007.  At amortized cost.
2) The short-term portfolio is used primarily to invest proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities; securities have remaining expected average life of 2 years or less when purchased.
81%
AAA/AA
Short Term Portfolio
$3.8 billion
(1) (2)
All Other Portfolios
$4.4 billion
(1)
Total      ’07         ’06        ’05        Pre ’05 <Vintages> Total        ’07        ’06         ’05        Pre ‘05
100%
AAA
$3.8
$0.8
$2.8
$0.2
$4.4
$0.5
$1.8
$0.6
$1.5
$5.0

Investor Day 12.04.07
Financial Strength and Flexibility
•
Strong “available capital” position provides
significant financial flexibility; migrating to optimal
capital structure
•
Insurance operations capitalized in excess of “AA”
ratings objectives
•
Diverse cash flow sources contribute to flexibility
•
Sustained growth in book value per share while
returning capital through share repurchases
•
Investment portfolio: disciplined management;
leverages proven investment expertise

Investor Day 12.04.07
Considerations for 2008
•
2007 baseline earnings
•
Business growth
•
Capital management: share repurchases,
increased leverage
•
8% equity market appreciation from year end
•
Less favorable commercial real estate environment
•
US dollar @ 106 yen
•
28.4% effective tax rate
•
Wachovia Securities one-time costs

Investor Day 12.04.07
FSB Full Year 2008
Earnings Guidance
2007 Guidance
(1)
$7.45 - $7.60
Non-Recurring/
Unsustainable
2007 Items
Baseline Baseline
Earnings Level Earnings Level
$7.15 $7.15 - - $7.30
$7.30
7.30
Capital
management:
share repurchases,
increased leverage
1) Based on after-tax adjusted operating income for the Financial Services Businesses
Growth/
Expense
Management
2008 Guidance
(1)
Baseline Baseline
Earnings Earnings
Growth Growth
Non-Recurring
2008 Items
Wachovia Securities
one-time costs